Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of
Grosvenor Square RMBS 2023-1 plc
10th Floor, 5 Churchill Place
London
E14 5HU
(the “Issuer”)

The Board of Directors of
Streamstown Limited
10th Floor, 5 Churchill Place
London
E14 5HU
(the “Seller”)

Goldman Sachs International
Plumtree Court
25 Shoe Lane
London
EC4A 4AUB
(the “Arranger”)

Merrill Lynch International
2 King Edward Street
London
EC1A 1HQ
(“MLI”, and together with the Arranger, the “Joint Lead Managers”)

23 February 2023

Dear Sirs/Madams,

PROPOSED ISSUE BY GROSVENOR SQUARE RMBS 2023-1 PLC OF RESIDENTIAL MORTGAGE BACKED NOTES (the “Issue”)

We have performed the procedures enumerated below on certain residential mortgage backed notes (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger and the Joint Lead Managers. The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger and the Joint Lead Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Arranger and the Joint Lead Managers.

These procedures were established with the Issuer and the Seller and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller,  the Arranger and the Joint Lead Managers. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

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The procedures that we performed and our findings are as follows:

1.          Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Arranger, on behalf of the Issuer, provided us with the data files “TSQ_FSQ BOE - Nov-22 (Shared 2022-12-15).xlsb” and “TSQ_FSQ Tenure - Nov-22.xlsx” (together, the “First Pool Run”) containing information for each loan in the Loan Pool as at 30 November 2022 (the “Cut-off Date”). A random sample of 452 loans was selected from the First Pool Run using the sampling approach below (the “Sample” and together with the First Pool Run, the “Sample Pool”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 17 to 31 January 2023.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.
Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.9 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the Application Form, the Laserfiche system (“Laserfiche”), the Summit system (“Summit”), the DPR Archived Data system (“DPR Archive”) and the Lending Ops Portal (“Lending Ops Portal” and together with Laserfiche, Summit and DPR Archive, the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Maturity Date

For each loan in the Sample Pool, we confirmed whether the maturity date shown on the Sample Pool agreed to that shown on the System. We found that the maturity date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Current Interest Rate

For each loan in the Sample Pool, we confirmed whether the current interest rate shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Current Monthly Payment

For each loan in the Sample Pool, we confirmed whether the current monthly payment shown on the Sample Pool agreed to that shown on the System. We found that the current monthly payment shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Current Balance

For each loan in the Sample Pool, we confirmed whether the current balance shown on the Sample pool agreed to that shown on the System, to within a tolerance of +/- £250. We found that the current balance shown on the Sample Pool agreed to the System, to within a tolerance of +/- £250, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5	Arrears Balance

For each loan in the Sample Pool, we confirmed whether the arrears balance shown on the Sample Pool agreed to that shown on the System. We found that the arrears balance shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Origination Date

For each loan in the Sample Pool, we confirmed whether the origination date shown on the Sample Pool agreed to that shown on the System. We found that the origination date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7	Property Tenure

For each loan in the Sample Pool, we confirmed whether the property tenure shown on the Sample Pool agreed to that shown on the System. We found that the property tenure shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Loan Purpose

For each loan in the Sample Pool, we confirmed whether the loan purpose shown on the Sample Pool agreed to that shown on the System or if not shown on the System, the Application Form. We found that the loan purpose shown on the Sample Pool agreed to the System or if not shown on the System, the Application Form, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9	Help-to-Buy (HTB) Status

For each loan in the Sample Pool, we confirmed whether the HTB status shown on the Sample Pool agreed to that shown on the System or if not shown on the System, the Application Form. We found that the HTB status shown on the Sample Pool agreed to the System or if not shown on the System, the Application Form, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 23 February 2023, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger and the Joint Lead Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger and the Joint Lead Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger and the Joint Lead Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

/s/ Deloitte LLP
Deloitte LLP